                                                               EXHIBIT 10.19(ii)


[Logo]                          SECURITY AGREEMENT

The undersigned debtor, meaning all debtors jointly and severally ("Debtor"), to secure the obligations set forth herein grants to the secured party named below (herein, with its successors and assigns, called "Secured Party") under the terms and provisions of this agreement (this "Agreement") a security interest in the following described property (herein, with all present and future attachments, accessories, replacement parts, repairs and additions or substitutions, referred to collectively as "Equipment"):

             See Schedule A attached hereto and made a part hereof:

The Equipment will be used primarily for: X business or commercial use other than farming operations _____ farming operations. When not in and, when in use, will be used only in the following State(s): CA Equipment will be kept at: 1775 Park Street, Selma, CA 93662

                                PAYMENT SCHEDULE

Debtor promises to pay Secured Party the Total Amount of $1,540,930.84 in installments as follows: (the "total Amount")

(a) ______ at ______, beginning thirty (30) calendar days following the date of the Delivery and Acceptance

or

(b) 24 payment(s) of $17,248.76, followed by 36 payment(s) of $31,304.46, followed by provided, however, that the final installment will be in the amount of the then remaining unpaid balance. All amounts payable under this Agreement are payable at Secured Party's address shown below or at such other address as Secured Party may specify from time to time.

                                USE OF PROCEEDS

Secured Party is hereby irrevocably authorized and directed to disburse the proceeds of this Agreement as follows:

       Amount         Payee (Name and Address)

       $1,264,590.85  Upright, Inc.
                      1775 Park Street
                      Selma, CA 93662

           $0.00

           $0.00

Debtor hereby acknowledges and agrees that the proceeds of this Agreement will be used for commercial, business or agricultural purposes and will not be used for personal, family or household purposes.

Secured Party may disburse the proceeds using checks, drafts, orders, transfer funds, or any other method or media Secured Party deems desirable. Disbursement may be made in Secured Party's name on Debtor's behalf or in Debtor's name. Disbursement in accordance with the above instructions or any written supplement to these instructions will constitute payment and delivery to and receipt by Debtor of all such proceeds.


INSURANCE: Physical damage insurance covering the equipment is required. Debtor can furnish this insurance through an agent or broker of Debtor's choice. Debtor hereby authorizes Secured Party and any assignee to release to any insurance company affiliated with Secured Party or any assignee any information relating to a contract or policy of insurance which is providing or may provide insurance coverage against physical damage to the Equipment.

DELINQUENCY: For each installment not paid when due, Debtor agrees to pay Secured Party a delinquency charge calculated on the amount of such installment at the rate of 1 1/2% per month for the period of the delinquency, or, a Secured Party's option, 5% of such installment, provided that such a delinquency charge is not prohibited by law, otherwise at the highest rate that Debtor can legally obligate itself to pay and/or Secured Party can legally collect. Debtor agrees to reimburse Secured Party immediately upon demand for any amount charged to Secured Party by any depositary institution because a check, draft or other order made or drawn by or for the benefit of Debtor is returned unpaid for any reason. From and after acceleration, Debtor agrees to pay interest on all amounts then owing at the rate of 1 1/2% per month, if not prohibited by law, otherwise at the highest rate that Debtor can legally obligate itself to pay and/or Secured Party can legally collect. If the implementation of any provision of this Agreement would at any time raise the interest rate (whether before or after acceleration) or delinquency charge above the lawful maximum, if any, in effect from time to time under applicable state or federal laws for loans to borrowers of the type, in the amount, for the purposes, and otherwise of the kind contemplated by this Agreement, then such interest rate and/or delinquency charge will be limited to such lawful maximum and any excess amount inadvertently collected will be deemed to be a partial prepayment of principal and applied or reapplied by Secured Party in that manner.

SECURITY INTEREST: To secure payment of the Total Amount and all of Debtor's obligations under this Agreement or with respect to the Equipment, Debtor hereby grants to Secured Party a first priority security interest in the Equipment and in all cash and non-cash proceeds thereof (the Equipment and all such proceeds are herein called the "Collateral") regardless of any retaking and/or redelivery of the Collateral to Debtor.

CROSS SECURITY: Debtor further grants to Secured Party a security interest in the Collateral to secure the payment of all absolute and all contingent obligations and liabilities of Debtor to Secured Party now existing or hereafter arising, whether under this Agreement or under any other agreement and whether due directly or by assignment; provided, however, upon any assignment of this Agreement by Secured Party, the assignee shall be deemed for the purpose of this paragraph as the only party with a security interest in the Collateral.

                      DELIVERY AND ACCEPTANCE OF EQUIPMENT

                             (Check Appropriate Box)

Debtor's obligations and liabilities to Secured Party are absolute and unconditional under all circumstances and regardless of any failure of operation or Debtor's loss of possession of any item of Equipment or the cessation or interruption of Debtor's business for any reason whatsoever.

[ ] On _______________________ , the Equipment being purchased with the proceeds of this Agreement was delivered to Debtor with all installation and other work necessary for the proper use of the Equipment completed at a location agreed upon by Debtor; the Equipment was inspected by Debtor and found to be in satisfactory condition in all respects and delivery was unconditionally accepted by Debtor.

[ ] The Equipment being purchased with the proceeds of this Agreement has not yet been delivered to or accepted by Debtor and, upon delivery, Debtor agrees to executed such delivery and acceptance certificate as Secured Party requires.

[X] All of the Equipment was acquired by Debtor prior to the date hereof and was previously delivered to and unconditionally accepted by Debtor.

Page 1 of 3 of Security Agreement dated: 5/13/99 between Upright, Inc. (Debtor) and Associates Commercial Corporation (Secured Party).

                          STATEMENT OF ADDITIONAL TERMS

1. Additional Warranties and Agreements. Debtor warrants and agrees that: the execution of and performance by Debtor under the terms of this Agreement has been approved for Debtor by all necessary action and by Debtor's partners or board of directors, as applicable; the Equipment is currently and will continue be maintained in good operating condition, repair and appearance and is currently and will continue be used and operated with care only by qualified personnel in the regular course of Debtor's business and in conformity with all applicable governmental laws and regulations, manufacturer's specifications and the restrictions contained in any insurance policy insuring the Equipment; the Equipment is not currently and will not be used in conjunction with the storage, transportation or disposal of substances considered to be toxic and/or hazardous or in conjunction with any activity or for any use that would subject the Equipment to seizure or confiscation by any governmental body; and the Equipment is currently located at and will be kept by Debtor at the location set forth for it on the reverse side of this Agreement and will not be removed from said location without the prior written consent of Secured Party, except that if the Equipment is of a type which is mobile and normally used by Debtor at more than one location, Debtor may use the Equipment away from said location in the regular course of Debtor's business provided that (a) if the Equipment is not returned to said location within 30 days, Debtor will immediately thereafter, and each 30 days thereafter until the Equipment is returned, report the then current location of the Equipment to Secured Party in writing and (b) the Equipment shall not be removed from the State(s) of use indicated on the reverse side of this Agreement. Secured Party shall have the right to inspect the Equipment at all reasonable times and from time to time.

    Debtor further warrants and agrees that: the security interest in the Collateral granted to and/or retained by Secured Party is and will continue to be superior to any title to or interest in the Equipment now or hereafter held or claimed by any other party; the Collateral is free from and will be kept free from all liens, claims, security interests and encumbrances (whether superior or inferior to the interests of Secured Party) other than that created by this Agreement; notwithstanding Secured Party's interest in proceeds. Debtor will not and will not allow any other party to consign, sell, rent, lend, encumber, pledge, transfer, secrete or otherwise dispose of any of the Collateral without Secured Party's prior written consent: Debtor will do everything Secured Party deems necessary or expedient to perfect or preserve the interests granted to Secured Party under this Agreement and the first priority of such interests; any Manufacturer's Statement or Certificate of Origin or Certificate of Title relating to the Equipment shall be immediately delivered to Secured Party and, if a registration is required for any item of Equipment, Debtor will cooperate with Secured Party in obtaining the Certificate of Title or registration disclosing the interests of Debtor and Secured Party in the Equipment; Debtor will defend any action, proceeding or claim affecting the Collateral or the interests of Secured Party in the Collateral: Debtor shall promptly pay all amounts payable in conjunction with the storage, maintenance or repair of the Equipment and all taxes, assessments, license fees and other public or private charges levied or assessed in conjunction with the operation or use of the Equipment or levied or assessed against the Collateral, this Agreement or any accompanying note except for those which are being contested by Debtor in good faith by appropriate proceedings and which do not constitute a lien or encumbrance upon the Collateral; and Debtor will from time to time furnish Secured Party with such financial statements and other information as Secured Party may reasonably request.

2. Insurance and Risk of Loss. Debtor will at all times bear all risk of loss of, damage to or destruction of the Equipment. Debtor agrees to immediately procure and maintain insurance on the Equipment for the full insurable value thereof and for the life of this agreement, in the form of "All Risk" or similar insurance (insuring the Equipment for fire, extended coverage, vandalism, theft and collision and containing only those exclusions from coverage which are acceptable to Secured Party) plus such other insurance as Secured Party may specify from time to time, all in form and amount and with insurers satisfactory to Secured Party. Debtor agrees to deliver promptly to Secured Party certificates or, if requested, policies of insurance satisfactory to Secured Party, each with a standard long-form loss-payable endorsement naming Secured Party or assigns as loss-payee and providing that Secured Party's rights under such policy will not be invalidated by any act, omission or neglect of anyone other than Secured Party, and containing the insurer's agreement to give 30 days prior written notice to Secured Party before any cancellation of or material change in the policy(s) will be effective as to Secured Party, whether such cancellation or change is at the direction of Debtor or insurer. Secured Party's acceptance of policies in lesser amounts or risks will not be a waiver of Debtor's obligation to procure insurance complying with the provisions hereof promptly after notice from Secured Party. Debtor assigns to Secured Party all proceeds of any physical damage or credit insurance which is maintained by Debtor in accordance herewith, including returned and unearned premiums, up to the amount owing hereunder by Debtor. Debtor directs all insurers to pay such proceeds solely to the order of Secured Party for application to Debtor's indebtedness to Secured Party. Secured Party will not have the right to cancel any such insurance without Debtor's consent prior to the occurrence of any event of default and the repossession, loss or destruction of the Equipment. Secured Party may, at its option, apply any such proceeds received by Secured Party to the final maturing installments due hereunder in the inverse order of their maturity.

3. Performance By Secured Party. If Debtor fails to perform any of Debtor's obligations pursuant to Paragraphs 1 or 2 above, Secured Party may perform the same for the account of Debtor. Any such action by Secured Party will be in Secured Party's sole discretion and Secured Party will not be obligated in any way to do so. Secured Party's performance on behalf of Debtor will not obligate Secured Party to perform the same or any similar act in the future and will not cure or waive Debtor's failure of performance as an event of default hereunder. All sums advanced or costs and expenses incurred by Secured Party pursuant to this Paragraph, including the reasonable fees of any attorney retained by Secured Party, will be for the account of Debtor, will constitute indebtedness secured by Secured Party's security interest in the Collateral, will bear interest at the rate as specified on the reverse side of this Agreement in the event of acceleration and, unless Secured Party, in Secured Party's sole discretion agrees otherwise in writing, shall be immediately due and payable.

4. Events of Default. Time is of the essence. An event of default will occur if:
(a) Debtor fails to pay when due any amount owed by it to Secured Party under this Agreement or under the terms of any promissory note delivered in conjunction with this Agreement or if Debtor fails to pay when due any amount owed by it to Secured Party or to any affiliate of Secured Party under any other document, agreement or instrument; (b) Debtor fails to perform in compliance with any of its agreements hereunder or any warranty made by Debtor in this Agreement is or becomes incorrect or if Debtor fails to perform or observe any term or provision to be performed or observed by it under any other document, instrument or agreement furnished by Debtor to Secured Party or any affiliate of Secured Party or otherwise acquired by Secured Party or any affiliate of Secured Party; (c) any information, representation, or warranty furnished by Debtor to Secured party or to any affiliate of Secured Party is inaccurate or incorrect in any material respect when furnished; (d) Debtor becomes insolvent or ceases to do or is prohibited by any court order or governmental action from conducting the business in which Debtor is principally engaged on the date of this Agreement as a going concern; (e) any surety or bonding company assumes any of Debtor's responsibilities under any contract or job; (f) if any of the Equipment is lost, stolen, destroyed, confiscated by any governmental agency, abandoned, or relocated, used or maintained in violation of the terms hereof or if Debtor attempts to consign, sell, rent, lend or encumber any of the Equipment or allows another to do so; (g) Debtor files a petition in bankruptcy, or for an arrangement, reorganization, or similar relief, or makes an assignment for the benefit of creditors, or applies for the appointment of a receiver or trustee for a substantial part of its assets or for any of the Equipment, or attempts to take advantage of any process or proceeding for the relief of debtors, or if any such action is taken against Debtor; (h) any other party attempts to attach, repossess or execute upon any of the Collateral; (i) Debtor ceases to exist as a legal entity or Debtor or any party in control of Debtor takes any action looking to Debtor's dissolution as a legal entity; (j) there shall be a material change in the management, ownership or control of Debtor; or (k) Secured {arty in good faith believes that the prospect of payment or performance hereunder is impaired. Secured Party's inaction with respect to an event of default shall not be a waiver of such default and Secured Party's waiver of any default shall not be a waiver of any other default.

5. Remedies Upon Default. Upon the occurrence of an event of default, and at any time thereafter as long as the default continues, Secured Party may, at its option, with or without notice to Debtor (i) declare this Agreement to be in default, (ii) declare the indebtedness hereunder to be immediately due and payable, (iii) declare all other debts then owing by Debtor to Secured Party to be immediately due and payable, (iv) cancel any insurance and credit any refund to the indebtedness, and (v) exercise all of the rights and remedies of a Secured Party under the Uniform Commercial Code and any other applicable laws, including, without limitation, the right to require Debtor to assemble the Equipment and deliver it to Secured Party at a place to be designated by Secured Party which is reasonably convenient to both parties, and to lawfully enter any premises where the Collateral may be without judicial process and take possession thereof. Acceleration of any or all indebtedness, if so elected by Secured Party, shall be subject to all applicable laws including those pertaining to refunds and rebates of unearned charges. Any property other than the Collateral which is in or upon the Collateral at the time of repossession may be taken and held without liability until its return is requested by Debtor. Any sale or other disposition of any of the Collateral may be made at public or private sale or through public auction for a wholesale or retail price at the option of Secured Party. Secured party may buy at any sale and become the owner of the Collateral. Unless otherwise provided by law, any requirement of reasonable notice which Secured Party may be obligated to give regarding the sale or other disposition of Collateral will be met if such notice is mailed to Debtor at its address shown herein at least ten days before the time of sale or other disposition. Debtor agrees that Secured Party may bring any legal proceedings it deems necessary to enforce the payment and performance of

Page 2 of 3 of Security Agreement dated: 5/13/99 between Upright, Inc. (Debtor) and Associates Commercial Corporation (Secured Party).

Debtor's obligations hereunder in any court in the State shown in Secured Party's address set forth herein, and service of process may be made upon Debtor by mailing a copy of the summons to Debtor at its address shown herein. The filing by Secured Party of any action or proceeding with respect to the Collateral or any of Debtor's obligations hereunder shall not constitute an election by Secured Party's remedies or a waiver of Secured Party's rights to take possession of the Collateral as provided above.

Expenses of retaking, holding, preparing for sale, selling and the like shall include (a) the reasonable fees of any attorneys retained by Secured Party, (b) any amounts advanced or expenses incurred by Secured Party pursuant to Paragraph 3 hereof and (c) all other legal and other expenses incurred by Secured Party. Debtor agrees that it is liable for and will promptly pay any deficiency remaining after any disposition of Collateral after default and all costs and expenses, including the reasonable fees of any attorney, incurred by Secured Party in the collection of any such deficiency.

6. Power of Attorney And Financing Statement. DEBTOR HEREBY APPOINTS SECURED PARTY OR ANY OFFICER, EMPLOYEE OR DESIGNEE OF SECURED PARTY OR ANY ASSIGNEE OF SECURED PARTY (OR ANY DESIGNEE OF SUCH ASSIGNEE) AS DEBTOR'S ATTORNEY-IN-FACT TO, IN DEBTOR'S OR SECURED PARTY'S NAME, TO: (a) PREPARE, EXECUTE AND SUBMIT ANY NOTICE OR PROOF OF LOSS IN ORDER TO REALIZE THE BENEFITS OF ANY INSURANCE POLICY INSURING THE EQUIPMENT; (b) PREPARE, EXECUTE AND FILE NAY INSTRUMENT WHICH, IN SECURED PARTY'S OPINION, IS NECESSARY TO PERFECT AND/OR GIVE PUBLIC NOTICE OF THE INTERESTS OF SECURED PARTY IN THE EQUIPMENT; AND (c) ENDORSE DEBTOR'S NAME ON ANY REMITTANCE REPRESENTING PROCEEDS OF ANY INSURANCE RELATING TO THE EQUIPMENT OR THE PROCEEDS OF THE SALE LEASE OR OTHER DISPOSITION OF THE EQUIPMENT (WHETHER OR NOT THE SAME IS A DEFAULT HEREUNDER). This power is coupled with an interest and is irrevocable so long as any indebtedness hereunder remains unpaid. Debtor agrees to execute and deliver Secured Party, upon Secured Party's request such documents and assurances as Secured Party deems necessary or advisable for the confirmation or perfection of this Security Agreement and Secured Party's rights hereunder, including such documents as Secured Party may require for filing or recording. DEBTOR AGREES THAT A CARBON, PHOTOGRAPHIC OR OTHER REPRODUCTION OR THIS LEASE OR OF A FINANCING STATEMENT MAY BE FILED AS A FINANCING STATEMENT.

7. Assignment. Debtor shall not assign this Agreement without the prior written consent of Secured Party. Secured Party may assign this Agreement with or without notice to or the consent of Debtor. Upon assignment, the term "Secured Party" shall mean and refer to any assignee who is the holder of this Agreement. After assignment of this Agreement by Secured Party, the assignor will not be the assignee's agent for any purpose and Debtor's obligations to the assignee will be absolute and unconditional and, to the extent permitted by applicable law, will not be subject to any abatement, reduction, recoupment, defense, set-off or counterclaim available to Debtor for breach of warranty or for any other reason whatsoever. Upon full payment of all obligations secured by this Agreement, the assignee may deliver all original papers to the assignor for Debtor.

8. Miscellaneous. (A) All of Secured Party's rights hereunder are cumulative and not alternative. (B) The inclusion of a trade name or division name in the identification of Debtor hereunder does not limit Secured Party's rights, after the occurrence of an event of default, to proceed against all of Debtor's assets, including those held or used by Debtor individually or under another trade or division name. (C) If permitted by law, Debtor agrees that a carbon, photographic or other reproduction of this Agreement or of a financing statement may be filed as a financing statement. (D) Secured Party may correct patent errors herein and fill in blanks. (E) All of the terms and provisions hereof will apply to and be binding upon Debtor, its heirs, personal representatives, successors and assigns and shall inure to the benefit of Secured Party, its successors and assigns. (F) Debtor and Secured Party hereby waive any right to trial by jury in any action or proceeding relating to this Agreement or the transaction contemplated hereby. (G) Debtor hereby expressly waives notice of nonpayment, presentment, protest, dishonor, default, intent to accelerate the maturity hereof and of acceleration of the maturity hereof. (H) If allowed by law, the "reasonable fees of attorneys" retained by Secured Party shall include the amount of any flat fee, retainer, contingent fee and/or the hourly charges of any attorney retained by Secured Party in enforcing any of Secured Party's rights hereunder in the prosecution or defense of any litigation related to this Agreement or the transactions contemplated by this Agreement. (I) To the extent allowed by law, Debtor hereby waives any exemptions or appraisals. (J) No waiver or change in this Agreement or in any related note will be binding upon Secured Party, or Secured Party's assignee, unless such waiver or change is in writing and signed by one of its officers and any such waiver or change shall then be effective only upon the terms and to the extent provided in such writing. (K) The acceptance by Secured Party of any remittance from a party other than Debtor will in no way constitute Secured Party's consent to the transfer of any of the Collateral to such party. (L) Any captions or headings included in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning of any provision contained in this Agreement. (M) Any provision contained herein which is contrary to, prohibited by or invalid under applicable laws or regulations will be deemed inapplicable and omitted herefrom, but shall not invalidate the remaining provisions hereof. (N) The only copy of this Agreement which constitutes "chattel paper" is the original executed copy designated as "Original For Associates".

ADDITIONAL TERMS AND ORAL AGREEMENTS: Debtor and Secured Party agree that this is a three page Agreement and each page hereof constitutes a part of this Agreement. THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

Debtor's Social Security or Federal Identification Number is 94-1099653 and Co-Debtor's is:___________________________

                                               Debtor hereby acknowledges
                                               receipt of an exact copy of this
                                               Agreement.

DATED:
      ----------------------------------

SECURED
PARTY   Associates Commercial Corporation      DEBTOR Upright, Inc.
                                                      --------------------------
By                                             By  /S/ Barris J. Evulich
   --------------------------------------         ------------------------------

Title                                          Title  V.P. & Gen. Mgr.
      -----------------------------------             --------------------------

      10100 Pioneer Blvd, Suite 315            By /s/ Graham D. Croot
      -----------------------------------         ------------------------------
      (Street Address)

      Santa Fe Springs, CA 90670               Title  Authorised Signatory.
      -----------------------------------             --------------------------
      (City, State and Zip Code)

                                                      1775 Park Street,
                                                      --------------------------
                                                           (Street Address)

                                                      Selma, CA 93662
                                                      --------------------------
                                                      (City, COUNTY, State and
                                                       Zip Code)

Page 3 of 3 of Security Agreement dated: 5/13/99 between Upright, Inc. (Debtor) and Associates Commercial Corporation (Secured Party).

[Logo]


                 PAYMENT ADJUSTMENT ADDENDUM TO PROMISSORY NOTE

                         AND SECURITY AGREEMENT BETWEEN

            Associates Commercial Corporation., AS SECURED PARTY AND

                            Upright, Inc., AS DEBTOR

                               DATED 13 MAY, 1999

ADJUSTMENT CLAUSE:

Base Monthly Payments have been calculated using a rate factor of (.0247546%) times equipment cost. This factor is based on a Sixty (60) month U.S. Treasury Note Yield of 5.28% as published in the Wall Street Journal on April 01, 1999. The Rate Factor and Base Monthly Payments are fixed for a period of Thirty (30) days from April 20, 1999. Debtor agrees that, after this Thirty (30) Day Period, (until the day of contract commencement) the rate factor and monthly payment will be adjusted to any increase in the aforementioned Sixty (60) month U.S. Treasury Note Yield as of the first day of the month the contract commencement. If no sixty (60) month U.S. Treasury Note Yield is published as of the first of the month, an average of the published Fifty-Nine (59) month and Sixty-One (61) month U.S. Treasury Note Yields will be used for adjustment purposes. The final rate factor and monthly payments will be fixed on the day of contract commencement for the full term.

Agreed to, this 13 day of MAY, 1999

Upright, Inc.
Debtor

       /s/ Graham D. Croot
       ----------------------------
  By:  /s/ Barris Evulich                Title: V.P. & Gen Mgr.
       -----------------------------            --------------------------------

                                   SCHEDULE A

Attached to and made a part of a(n) SECURITY AGREEMENT Dated May 13, 1999 (Name of document, such as Security Agreement) between Upright, Inc. (Debtor) and Associates Commercial Corporation (Secured Party)

(Describe property fully, including year if appropriate, make, model, kind of unit, serial number and any other pertinent information.)

VENDOR                                    INVOICE NUMBER         DESCRIPTION
------                                    --------------         -----------
COAST TOOL CO.                            2009571-01             BORING BAR; COOLANT DRILL
MC MASTER-CARR                            5796153                WEB SLING NYLON
TECNARA TOOLING SYSTEM                    31010                  TAP HOLDER & ADAPTER
JOHNSON INDT'L SUPPLY                     1007542-01             INSERTS
JOHNSON INDT'L SUPPLY                     1007542-02             BORING HEAD & ARBOR
JOHNSON INDT'L SUPPLY                     1007024-01             SPOT DRILL
JOHNSON INDT'L SUPPLY                     1007024-03             COLLET
JOHNSON INDT'L SUPPLY                     1007542-04             MILL HOLDER
JOHNSON INDT'L SUPPLY                     1007542-05             END MILL HOLDER
JOHNSON INDT'L SUPPLY                     1007542-03             APPLIX TAP
TECH-TOOLS                                10796                  COLLET
CAL-WELD SUPPLY CO.                       58815                  HAMMER ROTARY; BIT
CAL-WELD SUPPLY CO.                       58374                  CABLE, METERS, CV655, ETC
CAL-WELD SUPPLY CO.                       59437                  GRINDING WHEEL
CAL-WELD SUPPLY CO.                       59435                  CONDUIT, GLOVES, INSULATOR, ETC.
CAL-WELD SUPPLY CO.                       59438                  HDGEAR, VISOR, RESPIRATOR, ETC.
CAL-WELD SUPPLY CO.                       59436                  WHEEL, LENS, CUTTER, ETC.
CAL-WELD SUPPLY CO.                       59922                  REGULATOR
CAL-WELD SUPPLY CO.                       59582                  EEZER PAD
COAST TOOL CO.                            2009942-01             SHANK, BRNG HD, INSERTS, ETC.
COAST TOOL CO.                            2009979-02             END MILL HOLDER
COAST TOOL CO.                            2009979-01             INSERT DRILL, TIALN
CAL-WELD SUPPLY CO.                       60513                  WRENCH
CAL-WELD SUPPLY CO.                       60329                  GRINDER, HAMMER, SANDER, ETC.
CAL-WELD SUPPLY CO.                       60355                  WLDR SQWAVE, COOLER, ETC.
TECH-TOOLS                                11293                  DRILL, INSERTS, HOLDER
TECH-TOOLS                                11329                  SQ SET, CALIPER, SOCKET
TECH-TOOLS                                11318                  CARBIDE DRILL
ALLIED ELECTRIC                           454759                 CONN BODY, CORD
CAL-WELD SUPPLY CO.                       60422                  HYD. HOSE
CAL-WELD SUPPLY CO.                       60351                  CV655, CABLE, LN10, PLUG, ETC.
CAL-WELL SUPPLY CO.                       60917                  HAMMER SPLIT HD
CAL-WELD SUPPLY CO.                       60687                  CART WELDING
JOHNSON INDT'L SUPPLY                     1007024-04             CARBOLOY
NU-STAR, INC.                             907383                 PWR PUSHER
NU-STAR, INC.                             907388                 PWR PUSHER
STANLEY STRG SYSTEM                       471991                 CABINET
JOHNSON INDT'L SUPPLY                     1007024-02             JOBBER DRILL
CAL-WELD SUPPLY CO.                       60356                  CUTTER, HOSE, TORCH, CART WLD
CAL-WELD SUPPLY CO.                       61283                  SAW BAND
CAL-WELD SUPPLY CO.                       60424                  CLAMP
TECH-TOOLS                                11740                  END MILL HOLDER
TECH-TOOLS                                11738                  SHANK HOLDER, DRILL INSERT
TECH-TOOLS                                11739                  SHANK HOLDER, DRILL INSERT

                                                           /s/ Graham D. Croot
                                       (Debtor) Signature: /s/ Barris J. Evulich
                                                           ---------------------

JOHNSON INDT'L SUPPLY                     1012278-02             DRILL WRENCH, GRINDER
JOHNSON INDT'L SUPPLY                     1012278-01             DRILL WRENCH, GRINDER
JOHNSON INDT'L SUPPLY                     1007024-05             COLLET
JOHNSON INDT'L SUPPLY                     1012278-03             DRILL
TECH-TOOLS                                11741                  SPOT, TIALN DRILL
TECH-TOOLS                                11737                  SPOT, TIALN DRILL
TECH-TOOLS                                11782                  SHANK HOLDER
TECH-TOOLS                                11779                  SPT DRILL COLLET, END MILL HLDR
TECH-TOOLS                                11780                  END MILL
TECH-TOOLS                                11781                  DRILL INSERT
CAL-WELD SUPPLY CO.                       62259                  WRENCH
COAST TOOL CO.                            2010401-01             SHANK, BRNG HD, INSERTS, ETC.
COAST TOOL CO.                            2010402-01             SHANK BRNG HD. INSERTS, ETC.
COAST TOOL CO.                            2010501-01             TOOL PRO
COAST TOOL CO.                            2010403-02             INSERTS
CONTEC INDUSTRIES                         22314                  WGHT LIFTING
CONTEC INDUSTRIES                         22315                  LIFTING BEAM
TECH-TOOLS                                11938                  DRILL INSERT
TECH-TOOLS                                11888                  CARBIDE DRILL
TECH-TOOLS                                11889                  MEGA-MILL & INSERTS
JOHNSON INDT'L SUPPLY                     1012278-04             DRILL
JOHNSON INDT'L SUPPLY                     1013387-01             CARBOLOY
TECH-TOOLS                                11857                  CARBIDE DRILL
TECH-TOOLS                                11789                  SANDER, STARTER
TECH-TOOLS                                12069                  BRNG BAR, HLDR BUSHING
TECNARA TOOLING SYSTEM                    32247                  COLLET, HOLDER CHUCK
TECNARA TOOLING SYSTEM                    32248                  COLLET, HOLDER, CHUCK
TECNARA TOOLING SYSTEM                    32246                  COLLET, HOLDER,CHUCK
PICO CORP.                                11079                  PWR UNIT, DIE SET & ASSY
MC MASTER-CARR                            8436739                CAN, CRIMPER,LOAD MISER, ETC.
MC MASTER-CARR                            8330336                NOZZLE, STOOL, BLOWGUN, ETC.
SCHAEFFER SYSTEM                          100689                 MBL SHLF UNIT
TECH-TOOLS                                12037                  SHANK, MILL INSERTS
QUINN CO.                                 5000913-001            TRUCK RENTAL
QUALI-T-RUCK SRVC.                        20982                  SHELVING
ALLIED ELECTRIC                           456801                 WIRE, PLUG
JOHNSON INDT'L SUPPLY                     1007531-01             CARBOLOY
COAST TOOL CO.                            2010403-01             HOLDER, INSERTS, RGH HD, SCREW
TECH-TOOLS                                10918                  COLLET, SEAL, CHUCK
ALLIED ELECTRIC                           461547                 CONN BODY, CORD
CAL-WELD SUPPLY CO.                       64133                  WELD CURTAIN
CAL-WELD SUPPLY CO.                       58120                  POSITIONER, SWITCH
TECH-TOOLS                                12131                  TOOL HOLDER
TECH-TOOLS                                12140                  BENCH & PIPE VISE
TECH-TOOLS                                12130                  HOLDER BUSHING
PRAXAIR                                   751510                 TAP EMUGE
PRAXAIR                                   775030                 TAP EMUGE
PRAXAIR                                   775027                 CARBIDE INSERT
PRAXAIR                                   775028                 FACEMILL
KINGS CANYON WELDING                      199901                 RACK
CNC MACHINE SVRC.                         7967                   FIXTURE 2682 MF
CNC MACHINE SVRC.                         7966                   FIXTURE 2683 MF
CNC MACHINE SVRC.                         7989                   FIXTURE 2696 MF
JACK MARTIN TOOL & DIE                    5847                   DESIGN & MFG 2633 MF
ENTEGEE                                   102098EFF              BED057
JACK MARTIN TOOL & DIE                    5852                   DESIGN & MFG 2680 T
MICHAEL H. CLEMENTS                       11719                  FIXTURE 2675, 2670 MF
MANUFACTURING SRVC                        7856                   DESIGN & MFG 2929 WF
MANUFACTURING SRVC                        7855                   DESIGN & MFG 2928 MF
KERN-TECH                                 10508                  REVISE FIXTURE 2695 MF
JACK MARTIN TOOL & DIE                    5864                   REVISE FIXTURE 2633 MF

                                                           /s/ Graham D. Croot
                                       (Debtor) Signature: /s/ Barris J. Evulich
                                                           ---------------------

MICHAEL H. CLEMENTS                       11720                  DESIGN & MFG 2631
METHOD TOOL & DESIGN                      UPRT#2                 50% DWN 2818 WF TOOL
ENTEGEE                                   110898a                BED129
METHOD TOOL & DESIGN                                             50% DWN 2846 WF
ABELL TOOL CO.                            990010107              WELD FIXTURE 2765 WF
ENTEGEE                                   63997+                 2770 WF & 2771 WF
COB ENTERPRISE                            2231                   2829 WF
COB ENTERPRISE                            2232                   2828 WF
JORGENSEN-KILSBY                          205417465              CF BAR ASTM
JORGENSEN-KILSBY                          205412465              HREW FI, CF BAR ASTM
JORGENSEN-KILSBY                          101019465              CARBON STRUCTURAL
JOHNSON INDT'L SUPPLY                     1012927-02             HANDWHEEL
JOHNSON INDT'L SUPPLY                     1012927-01             BOLT, JIG FEET
CARR LANE MFG.                            V137937                PIN CL-16-LP
JORGENSEN-KILSBY                          191672465              CARBON STRUCTURAL
MC MASTER-CARR                            789255                 BALL BEARING, POT MAGNET, ETC.
ENTEGEE                                   64242                  2765 WF DESIGN
REID TOOL SUPPLY                          1829602                FLAT STOCK SFS
METHOD TOOL & DESIGN                      10                     DESIGN & BUILD 2885 WF
TECH-TOOLS                                11769                  BUSHING
TECH-TOOLS                                11731                  SPINDLE ASSY
TECH-TOOLS                                11838                  CLAMP
TUBULAR STEEL INC.                        50473                  TUBING XTRA WF
METHOD TOOL & DESIGN                      UPRT#3                 BAL.2818 WF
JAECKEL TOOL & DIE                        99023                  2848 WF
ENTEGEE                                   67197                  2770, 2771 WF
CARR LANE MFG.                            V143303                BALL LOCK PIN
ABELL TOOL CO.                            990010116              REVISE 2765 WF
METHOD TOOL & DESIGN                      10                     BAL 2846 WF
METHOD TOOL & DESIGN                      10                     DESIGN & BUILD 2950 WF
COB ENTERPRISE                            2234                   2829 WF
COB ENTERPRISE                            2233                   2882 WF
JACK MARTIN TOOL & DIE                    5844                   MFG 2621 WF
COB ENTERPRISE                            2225                   2672 WF
JACK MARTIN TOOL & DIE                    5846                   DESIGN & MFG 2632 WF
MANUFACTURING SRVC                        3950                   REVISE 2699WF, 2698WF, 2550MF
MANUFACTURING SRVC                        3946                   50% DWN 2692 WF
METHOD TOOL & DESIGN                      UPRT#2                 DESIGN & BUILD  2685 WF
JAECKEL TOOL & DIE                        98710                  2727DJ, 2730WF, 2732WF
JACK MARTIN TOOL & DIE                    5858                   DESIGN & MFG 2725 WF
CNC MACHINE SVRC.                         8071                   2654 MF
VECO TECHNOLOGIES                         11268                  50% DWN 2597WF, 2599WF
VECO TECHNOLOGIES`                        11267                  50% DWN 2648WF, 2652WF
KERN-TECH                                 10485                  2673 MF
AERO METHODS                              1469                   DESIGN 2675 WF
AERO METHODS                              1467                   DESIGN 2674 WF
JACK MARTIN TOOL & DIE                    5859                   REVISE 2632 WF, 2680 T
JACK MARTIN TOOL & DIE                    5857                   DESIGN & MFG 2715WF
CNC MACHINE SVRC.                         8104                   2689 MF
ABELL TOOL CO.                            980010004              2660WF
AMERICAN COMPOSITE INC.                   10503                  BAL AB 60 (INV 10474)
COB ENTERPRISE                            2230                   2639 WF
JACK MARTIN TOOL & DIE                    5851                   DESIGN & MFG 2681 WF
MANUFACTURING SRVC                        7854                   DESIGN & BUILD 2762 WF
VALLEY IND'L SUPPLY                       52920                  GEAR BOX, BRAKE KIT
VECO TECHNOLOGIES                         11287                  BUILD 2718 WF
CNC MACHINE SVRC.                         8113                   2690 MF
JACK MARTIN TOOL & DIE                    5861                   DESIGN & MFG 2659 WF
CNC MACHINE SVRC.                         8124                   2606 MF
MICHAEL H. CLEMENTS                       11720                  2830WF, 2720WF, 2721WF, 2631MF
MANUFACTURING SRVC                        7853                   2491 WF

                                                           /s/ Graham D. Croot
                                       (Debtor) Signature: /s/ Barris J. Evulich
                                                           ---------------------

MANUFACTURING SRVC                        7852                   2692 WF
VALLEY TOOL & MACHINE                     7811                   2640 MF
AERO METHODS                              1415                   DESIGN 2638 WF
JACK MARTIN TOOL & DIE                    5861                   DESIGN & MFG 2659 WF
BLAST-TECH                                33367                  TABLES
BLAST-TECH                                33454                  TABLES
BLAST-TECH                                33488                  EASELS & ARMS
BLAST-TECH                                33459                  TABLES
VECO TECHNOLOGIES                         11320                  2597 WF
VECO TECHNOLOGIES                         11284                  2599 WF
VECO TECHNOLOGIES                         11285                  2648 WF, 2652 WF
KINGS CANYON WELDING                      199851                 FORKLIFT TUBES & CASTERS
SPECTRUM HR SYSTEM                        UP1775                 HR VANTAGE NETWORK
FRANK WILBER CO.                          4868                   INTERFACED SCALE
FRANK WILBER CO.                          4640                   STRG TABLE, SORTER, CART, ETC.
FRANK WILBER CO.                          4569                   LETTER OPENER
FRANK WILBER CO.                          4568                   MAILING MACHINE BASE
DELL RECEIVABLE                           200329530              PENTIUM II PROCESSOR
TUBELITE CO.                              6070224-00             GERBER OUTPUT DEVICE
TUBELITE CO.                              6070224-02             GERBER PREMIER
CALIFORNIA SWEEPERS                       10425                  ARMADILLO SEPPER
SIEMENS BUS COM                           8092300430             DATANET
CAL-WELD SUPPLY CO.                       58785                  DELTAWELD, FEEDER, GEARS, ETC.
TCB IND'L                                 980648                 CONCRETE FOUNDATION
ACE ELECTRIC                              12774                  RELOCATE CINCINNATI 630 HMC
CONTEC INDUSTRIES                         22309                  RELOCATE JIB CRANES
UPTIME ELECTRONICS                        35799                  RELOCATE CINCINNATI 630 HMC
TCB IND'L                                 990026                 RELOCATE CINCINNATI 630 HMC
TECH-TOOLS                                10870                  SPT DRILL, HLDR, CHUCK
JACK MARTIN TOOL & DIE                    5853                   TOMBSTONE TOOLING
ACE ELECTRIC                              12707                  PRDCT BLDG BRAKE PRESS
ACE ELECTRIC                              12706                  PRDCT BLDG TURNING CTR
TCB IND'L                                 990012                 FOUNDATION FOR SB60
TCB IND'L                                 980644                 FOUNDATION FOR SB60
TCB IND'L                                 980575                 FOUNDATION FOR SB60
HI-TECH MACHINE TOOL                      5001                   TRAINING, LODGING, MEALS
ACE ELECTRIC                              12775                  SB60 RELOCATION
ACE ELECTRIC                              12766                  SB60 RELOCATION
QUINN CO.                                 2126301                EQUIPT. RENTAL
HI-TECH MACHINE TOOL                      5006                   PART FOR WYSONG PRESS BRAKE
TECH-TOOLS                                12062                  CABINET
NU-STAR, INC.                             10092                  PWR PUSHER, PUSH PAD
TCB IND'L                                 990016                 LINE AB46 RELOCATION
ACE ELECTRIC                              12773                  LINE AB46 RELOCATION
TCB IND'L                                 990113                 LINE AB46 RELOCATION
TCB IND'L                                 980645                 LINE AB46 RELOCATION
TCB IND'L                                 990068                 LINE AB46 RELOCATION

                                                           /s/ Graham D. Croot
                                       (Debtor) Signature: /s/ Barris J. Evulich
                                                           ---------------------